Exhibit 10.29(g)
AMENDMENT TO
EMPLOYMENT AGREEMENT
     THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”) is made by and between Richard M. Bracken (the “Executive”) and HCA Inc., a Delaware corporation (the “Company”), effective as of January 1, 2009.
WITNESSETH:
     WHEREAS, the Company has previously entered into an Employment Agreement (the “Employment Agreement”) with the Executive dated November 16, 2006; and
     WHEREAS, the Company and the Executive desire to amend the Employment Agreement so as to reflect the Executive’s appointment, responsibilities and duties as Chief Executive Officer and President of HCA Inc.;
     NOW, THEREFORE, for the reasons set forth above, and other valid consideration, the receipt of which is hereby acknowledged, the Company and the Executive hereby amend the Employment Agreement as follows:
     1. Amendment. Section 2(a) of the Employment Agreement is deleted in its entirety and replaced with the following:
     “a. During the Employment Term, Executive shall serve as Chief Executive Officer and President of HCA. In such position, Executive shall have such duties, authority and responsibility as shall be determined from time to time by the Board of Directors of HCA (the “Board”), which duties, authority and responsibility are consistent with those attendant to such offices with HCA with respect to the business of HCA. For so long as Executive is an officer with the Company, Executive shall serve as a member of the Board. Executive shall, if requested, also serve as a member of the Board of Directors of any affiliate of the Company, without additional compensation.”
     2. Certain Definitions. Capitalized terms used in this Amendment not otherwise defined herein shall have the same meaning as set forth in the Employment Agreement.
     3. Effect of Amendment. Except as modified hereby, the Employment Agreement shall remain unaffected and in full force and effect.
     4. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original but all of which shall constitute but one document.
[Signature page follows]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement, intending to be legally bound, as of the date first stated above.

HCA INC.
By:	/s/ John M. Steele
Name:	John M. Steele
Title:	Senior Vice President — Human Resources

/s/ Richard M. Bracken
Richard M. Bracken

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